MUNDER ACCELERATING GROWTH FUND

                              480 Pierce Street
                          Birmingham, Michigan 48009


                               October 20, 1998


Dear Shareholder:

           The Board of Trustees of The Munder Funds Trust has recently reviewed and unanimously endorsed a proposal for the reorganization of the Munder Accelerating Growth Fund (the "Fund") which they judge to be in the best interests of the Fund's shareholders. This proposal calls for the acquisition of the assets of the Fund by the Munder Multi-Season Growth Fund ("Munder Growth Fund"), which has investment objectives and policies similar to those of the Fund.

           We have therefore called a Special Meeting of Shareholders to be held at 480 Pierce Street, Birmingham, Michigan 48009 on November 20, 1998 to consider this transaction. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

           As a result of this transaction, the Fund would be combined with Munder Growth Fund and you would become a shareholder of Munder Growth Fund, receiving shares of Munder Growth Fund having an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund. No sales charge will be imposed in the transaction and the closing of the transaction will be conditioned upon receiving an opinion of counsel to the effect that the proposed transaction will qualify as a tax-free reorganization for federal income tax purposes.

           Munder Growth Fund, like the Fund, seeks long-term capital appreciation. The Fund and Munder Growth Fund have a common investment adviser (Munder Capital Management), a common administrator (State Street Bank and Trust Company) and a common distributor (Funds Distributor, Inc.).

           Additionally, shareholders are being asked to consider a new investment advisory agreement with Munder Capital Management, the Fund's investment adviser. Detailed information about the proposals and the reasons for them are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than November 20, 1998.

                                                Sincerely,


                                                Lee P. Munder
                                                President

                            THE MUNDER FUNDS TRUST

                       MUNDER ACCELERATING GROWTH FUND

                              480 Pierce Street
                          Birmingham, Michigan 48009
                          Telephone: (800) 438-5789

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       To Be Held on November 20, 1998



To the Shareholders of
           Munder Accelerating Growth Fund
           of The Munder Funds Trust:

           NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of The Munder Accelerating Growth Fund (the "Fund") of The Munder Funds Trust will be held at 480 Pierce Street, Birmingham, Michigan 48009 on November 20, 1998 at 10:00 a.m. (Eastern Time) for the following purposes:

           1. To consider and vote on approval of an Agreement and Plan of Reorganization providing for the acquisition of all or substantially all of the assets of the Fund by Munder Multi-Season Growth Fund ("Munder Growth Fund"), a series of The Munder Funds, Inc., in exchange for shares of Munder Growth Fund and assumption of certain identified liabilities of the Fund by Munder Growth Fund, and for the distribution of such shares to shareholders of the Fund in liquidation of the Fund;

           2. To consider and vote on approval of a New Investment Advisory Agreement for the Fund, containing substantially the same terms as the Prior Investment Advisory Agreement in place for the Fund;

           3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           The Board of Trustees has fixed the close of business on September 30, 1998, as the Record Date for determination of shareholders entitled to notice of, and to vote at, the meeting.

           EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Trustees



                                          Lisa A. Rosen
                                          Secretary



October 20, 1998

              PROSPECTUS/PROXY STATEMENT DATED October 20, 1998

                         Acquisition of the Assets of

                     THE MUNDER ACCELERATING GROWTH FUND

                              480 Pierce Street
                          Birmingham, Michigan 48009
                                (800) 438-5789

                            By and in Exchange for
                                  Shares of

                     THE MUNDER MULTI-SEASON GROWTH FUND

                              480 Pierce Street
                          Birmingham, Michigan 48009
                                (800) 438-5789


           This Prospectus/Proxy Statement is being furnished to shareholders of the Munder Accelerating Growth Fund (the "Fund"), a series of The Munder Funds Trust (the "Trust"), in connection with a proposed Agreement and Plan of Reorganization (the "Plan"), which includes the termination of the Fund following the transfer of all or substantially all of the assets of the Fund. The proxy statement also discusses a proposal for shareholder approval of a new investment advisory agreement for the Fund which is not part of the Prospectus.

           Plan of Reorganization

           The Plan is being submitted to shareholders of the Fund for consideration at a Special Meeting of Shareholders to be held at 480 Pierce Street, Birmingham, Michigan 48009 on November 20, 1998 (the "Meeting"). The Plan provides for the acquisition of all or substantially all of the assets of the Fund by the Munder Multi-Season Growth Fund ("Munder Growth Fund"), a series of The Munder Funds, Inc., (the "Company") in exchange for shares of Munder Growth Fund and the assumption by Munder Growth Fund of certain identified liabilities of the Fund. Following this acquisition, the Fund will be terminated, all remaining liabilities of the Fund will be satisfied (whether by payment or the establishment of reasonable reserves for payment) and shares of Munder Growth Fund will be distributed to shareholders of the Fund (these transactions collectively referred to as the "Reorganization").

           As a result of the proposed Reorganization, each shareholder of the Fund will receive that number of shares of Munder Growth Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund. Holders of Class A shares in the Fund will receive Class A shares of Munder Growth Fund, and no sales charge will be imposed on the Class A shares of Munder Growth Fund received by Fund shareholders. Holders of Class B and Class C Shares in the Fund will receive shares of the corresponding class of Munder Growth Fund. Subsequent to the transaction, any contingent deferred sales charge ("CDSC") which is applicable to a shareholder's investment in Class B or Class C shares of the

Fund will continue to apply, and, in calculating the applicable CDSC, the period during which a Fund shareholder held Class B or Class C shares of the Fund will be counted. Holders of Class K shares and Class Y shares of the Fund will receive shares of the corresponding class of Munder Growth Fund without the imposition of any sales charge.

           This transaction is being structured as a tax-free reorganization. See "Information About the Reorganization - Federal Income Tax Consequences." Shareholders should consult their tax advisers to determine the actual impact of the Reorganization in light of their individual tax circumstances.

           Munder Growth Fund is a diversified series of the Company, a registered open-end management investment company. Munder Growth Fund's investment objective is to provide shareholders with long-term capital appreciation. It seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have demonstrated superior, long-term earnings growth, financial stability, attractive valuation, and relative price momentum. The Fund is a diversified series of the Trust, a registered open-end management investment company. The Fund's primary investment objective is to provide long-term capital appreciation; income is a secondary objective. The Fund seeks to achieve these objectives by investing primarily in equity securities of companies that have demonstrated the potential for accelerated earnings growth, the maintenance of a substantial competitive advantage, a focused management team and a stable balance sheet. While the investment objectives and policies of the Fund and Munder Growth Fund are generally similar, there are certain differences in investment policies, which are described under "Comparison of Investment Objectives and Policies" in this Prospectus/Proxy Statement.

           Munder Capital Management serves as investment adviser for the Munder Growth Fund and the Fund. Munder Capital Management is described in more detail under "Information About Management of Munder Growth Fund and the Fund."

           Consideration of New Investment Advisory Agreement

           The Adviser is organized as a Delaware general partnership. Prior to July 2, 1998, the general partnership interests in the Investment Adviser were owned by Old MCM, Inc. (44%), WAM Holdings, Inc. (44%), and Munder Group L.L.C. (12%). WAM Holdings, Inc. is wholly-owned by Comerica Incorporated. Mr. Lee P. Munder, Chairman of MCM, owned 83% of Old MCM, Inc. (representing a 36% indirect interest in MCM) and 68% of Munder Group L.L.C. (representing an 8% indirect interest in MCM). Mr. Munder through his ownership interest in Old MCM Inc. and Munder Group L.L.C. owned or controlled approximately 44% of MCM. Employees of MCM owned the remaining 12% of MCM. On July 2, 1998, Comerica Incorporated, through a subsidiary, WAM Holdings II, Inc., purchased 85% of Old MCM, Inc.'s interest in MCM (representing a 37.4% interest in MCM) and 85% of Mr. Munder's interest in Munder Group L.L.C. (representing a 6.9% interest in MCM) (the "Transaction"). As a result, Comerica Incorporated indirectly owns or controls approximately 88% of the partnership interests in MCM. Consummation of the Transaction may have constituted an "assignment" of the investment advisory agreement (as defined in the 1940 Act) and therefore terminated the investment advisory agreement in accordance with its terms. It is therefore proposed that shareholders of the Fund approve a new investment advisory agreement on behalf of the Fund with the Investment Adviser.

           This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Munder Growth Fund that a prospective investor should know before investing. A Statement of Additional Information dated October 20, 1998, relating to this Prospectus/Proxy Statement and the Reorganization, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information is available upon request and without charge by calling or writing to the Fund at the telephone number or address listed for the Fund on the cover page of this Prospectus/Proxy Statement. The Prospectus of Munder Growth Fund and the Fund (Class A, Class B, and Class C shares) dated October 29, 1997, the Prospectus for the Munder Growth Fund and the Fund (Class K Shares) dated October 29, 1997, and the Prospectus for the Munder Growth Fund and the Fund (Class Y Shares) dated October 29, 1997, as applicable, accompany this Prospectus/Proxy Statement. The Annual Report for the Munder Growth Fund has been fled with the SEC and is incorporated herein by reference.

           Also accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the Agreement and Plan of Reorganization pertaining to the transaction.

           NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I.   APPROVAL OR DISAPPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION


                         COMMON QUESTIONS AND ANSWERS
                      ABOUT THE PROPOSED REORGANIZATION

Q.         How will the Reorganization affect me?

A. The assets of the Fund will be combined with those of Munder Growth Fund and you will become a shareholder of Munder Growth Fund. You will receive shares of Munder Growth Fund equal in value at the time of issuance to the shares of the Fund that you hold immediately prior to the Reorganization. (Shareholders of Class A shares, Class B shares, Class C shares, Class K shares, and Class Y shares of the Fund will receive Class A shares, Class B shares, Class C shares, Class K shares, and Class Y shares, respectively, of Munder Growth Fund.)

Q.         Why is the Reorganization being recommended?

A. The primary purposes of the proposed Reorganization are to seek to achieve future economies of scale and eliminate certain costs associated with operating the Fund and Munder Growth Fund separately. These two funds have similar investment objectives and policies, as described in detail below. The Reorganization will result in combining the assets of the funds and consolidating their operations.

           Combining the assets of the funds is intended to provide various benefits to shareholders of the Fund who become shareholders of Munder Growth Fund (as well as to existing and future investors of Munder Growth Fund). For example, higher asset levels should enable Munder Growth Fund to spread fixed and relatively fixed costs, such as accounting, legal, and printing expenses, over a larger asset base, thereby reducing per-share expense levels. (See also next question regarding operating expenses of the funds.) Higher asset levels also should benefit portfolio management by permitting larger individual portfolio investments that may result in reduced transaction costs and/or more favorable pricing and by providing the opportunity for greater portfolio diversity.

Q. How will the fees paid by Munder Growth Fund compare to those payable by the Fund?

A. The total per share operating expenses of the Munder Growth Fund are higher than those of the Fund. However, Munder Capital Management has agreed to waive its fees and/or reimburse the Munder Growth Fund for expenses until at least June 30, 2000 so that the expense ratio of Munder Growth Fund will not exceed that of the Fund as of its most recent fiscal year ended June 30, 1998. In addition, Munder Capital Management anticipates that the aggregate fees and expenses of Munder Growth Fund will, over time, be reduced due to increased economies of scale resulting from the larger aggregate net asset base of the combined entity.

Q. Will I have to pay any sales load, commission or other transactional fee in connection with the Reorganization?

A. No. The full value of your shares of the Fund will be exchanged for shares of the class of Munder Growth Fund without any sales load, commission or other transactional fee being imposed. Each of the funds will bear its own expenses in connection with the reorganization.

Q. Who will serve as investment adviser and provide other services to Munder Growth Fund

A. Munder Growth Fund has the same adviser (Munder Capital Management) and the same distributor (Funds Distributor, Inc.) as the Fund. State Street Bank and Trust Company currently serves as administrator to both the Fund and Munder Growth Fund.

Q. Will I have to pay any federal income taxes as a result of the Reorganization?

A. The transaction is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming qualification for such treatment; shareholders would not recognize taxable gain or loss on the exchange of their Fund shares for shares of Munder Growth Fund. As a condition to the closing of the Reorganization, the Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. You should separately consider any state, local and other tax consequences in consultation with your tax adviser. Opinions of counsel are not binding on the IRS or the courts.

Q. If the reorganization were approved, would I continue to be able to exchange my shares for shares of other funds of the Munder family of mutual funds?

A. Yes. Holders of Class A, Class B, Class C, Class K and Class Y shares of the Munder Growth Fund can exchange their shares for shares of the same class of other funds of the Company, the Trust and The Munder Framlington Funds Trust, subject to certain restrictions described in the prospectus of each fund. Before requesting any such exchange, shareholders should carefully review the applicable prospectus for the other fund to ensure that the fund meets their investment objectives and needs.

                                   SUMMARY

           This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of Munder Growth Fund and the Fund (Class A, B, and C shares) dated October 29, 1997, the Prospectus of Munder Growth Fund and the Fund (Class K shares) dated October 29, 1997, the Prospectus of Munder Growth Fund and the Fund (Class Y shares) dated October 29, 1997 (copies of which accompany this Prospectus/Proxy Statement, as applicable), the Statement of Additional Information of the

Fund and Munder Growth Fund, and the Agreement and Plan of Reorganization, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Reorganization

           The Plan provides for the transfer of all or substantially all of the assets of the Fund in exchange for shares of Munder Growth Fund and the assumption by Munder Growth Fund of certain identified liabilities of the Fund (as reflected on a balance sheet of the Fund prior to the closing date of the reorganization). The Plan also calls for the termination of the Fund and the distribution of shares of Munder Growth Fund to shareholders of the Fund. (The foregoing proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization.") As a result of the Reorganization, each shareholder of the Fund will become the owner of that number of full and fractional shares of Munder Growth Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Fund as of the close of business on the date that the Fund's assets are exchanged for shares of Munder Growth Fund (the "Closing Date"). (Shareholders of Class A Shares, Class B Shares, Class C Shares, Class K Shares, and Class Y Shares of the Fund will receive Class A shares, Class B shares, Class C shares, Class K shares, and Class Y shares, respectively, of Munder Growth Fund.) See "Information About the Reorganization."

           For the reasons set forth below under "Reasons for the Reorganization," the Trustees of the Trust, including all of the Trustees who are not "interested persons", as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have concluded that the Reorganization would be in the best interests of the shareholders of the Fund and that the interests of the Fund's existing shareholders would not be diluted as a result of the Reorganization, and therefore have submitted the Plan for approval to the Fund's shareholders. The Trustees of the Trust recommend approval of the Plan effecting the Reorganization. The Board of Directors of the Company has also approved the Reorganization on behalf of Munder Growth Fund.

           Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares of the Fund with all classes voting together and not by class. See "Voting Information."

Investment Objectives, Policies and Restrictions

           The Fund and Munder Growth Fund have generally similar investment objectives, policies and restrictions. The primary investment objective of the Fund is to provide long-term capital appreciation; income is a secondary objective. The Fund seeks to achieve these objectives by investing primarily in equity securities of companies that have demonstrated the potential for accelerated earnings growth, the maintenance of a substantial competitive advantage, a focused management team and a stable balance sheet. The investment objective of Munder Growth Fund is to provide long-term capital appreciation. It seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have demonstrated superior, long-term earnings growth, financial stability, attractive valuation, and relative price momentum.

           Although the respective investment objectives of the Fund and Munder Growth Fund are generally similar, shareholders of the Fund should consider certain differences in the investment policies of, and portfolio securities held by, each fund. See "Comparison of Investment Objectives and Policies."

Summary Comparison of Fees and Expenses

           The following tables compare the fees and expenses of the Fund and Munder Growth Fund and show the estimated fees and expenses on a pro forma basis, giving effect to the proposed Reorganization. Additional information regarding the performance of the funds is contained in the Annual Report for Class A, Class B, Class C, and Class Y shares of the Fund and Munder Growth Fund for the fiscal year ended June 30, 1998, and the Annual Report for Class K shares of the Fund and Munder Growth Fund for the fiscal year ended June 30, 1998 (previously provided to Fund Shareholders), which are incorporated by reference into this Prospectus/Proxy Statement.


Class A Shares
                                                        Munder
                                                      Growth Fund      Fund        Pro Forma
                                                      -----------      ----        ---------
Shareholder Transaction Expenses:
  Maximum Initial Sales Charge (as a
  percentage of offering price).....................      5.50%        5.50%        5.50%
Maximum contingent deferred sales
  charge (as a percentage of
  redemption proceeds)..............................      None (1)     None (1)      None (1)
Exchange Fee........................................      None         None          None
Annual Fund Operating Expenses:
    (as a percentage of average net assets)
    Advisory fee ...................................      0.75%(2)     0.75%         0.75%(3)
    12b-1 fees......................................      0.25%        0.25%         0.25%
    Other expenses (after expense reimbursement)....       .21 (2)      .20           .20 (3)
                                                          --------    --------      --------
    Total Fund Operating Expenses (after expense
     reimbursement).................................      1.21 (2)     1.20          1.20(3)


Class B Shares
                                                        Munder
                                                      Growth Fund      Fund        Pro Forma
                                                      -----------      ----        ---------
Shareholder Transaction Expenses:
     Maximum Initial Sales Charge (as a
     percentage of offering price)..................     None          None         None
Maximum contingent deferred sales
     charge (as a percentage of
     redemption proceeds)...........................     5.00%         5.00%        5.00%
Exchange Fee........................................     None          None         None
Annual Fund Operating Expenses:
     (as a percentage of average net assets)
     Advisory fee ..................................     0.75%(2)      0.75%        0.75%(3)
     12b-1 fees.....................................     1.00%         1.00%        1.00%
     Other expenses (after expense reimbursement)...      .21 (2)       .20          .20 (3)
                                                         -------       ----         -------
     Total Fund Operating Expenses (after expense
       reimbursement)...............................     1.96 (2)      1.95         1.95 (3)



Class C Shares
                                                        Munder
                                                      Growth Fund      Fund        Pro Forma
                                                      -----------      ----        ---------
Shareholder Transaction Expenses:
     Maximum Initial Sales Charge (as a
     percentage of offering price)..................     None         None          None
Maximum contingent deferred sales charge (as a
     percentage of redemption proceeds).............     1.00%(4)     1.00%(4)      1.00%(4)
Exchange Fee........................................     None         None          None
Annual Fund Operating Expenses:
     (as a percentage of average net assets)
     Advisory fee ..................................     0.75%(2)     0.75%         0.75%(3)
     12b-1 fees.....................................     1.00%        1.00%         1.00%
     Other expenses (after expense reimbursement)...      .21 (2)      .20           .20 (3)
                                                         -------      ----          -------
     Total Fund Operating Expenses (after expense
        reimbursement)..............................     1.96 (2)     1.95          1.95 (3)


Class K Shares
                                                        Munder
                                                      Growth Fund      Fund        Pro Forma
                                                      -----------      ----        ---------
Shareholder Transaction Expenses:
     Maximum Initial Sales Charge (as a
     percentage of offering price)..................     None          None         None
Maximum contingent deferred sales
     charge (as a percentage of
     redemption proceeds)...........................     None          None         None
Exchange Fee........................................     None          None         None
Annual Fund Operating Expenses:
     (as a percentage of average net assets)
     Advisory fee ..................................     0.75%(2)      0.75%        0.75%(3)
     12b-1 fees.....................................     None          None         None
     Shareholder servicing fee .....................     0.25%         0.25%        0.25%
     Other expenses (after expense reimbursement)...      .21 (2)       .20          .20 (3)
                                                         -------       ----         -------
     Total Fund Operating Expenses (after expense
       reimbursement)...............................     1.21 (2)      1.20         1.20 (3)



Class Y Shares
                                                        Munder
                                                      Growth Fund      Fund        Pro Forma
                                                      -----------      ----        ---------
Shareholder Transaction Expenses:
     Maximum Initial Sales Charge (as a
     percentage of offering price)..................     None         None          None
Maximum contingent deferred sales charge (as a
     percentage of redemption proceeds).............     None         None          None
Exchange Fee........................................     None         None          None
Annual Fund Operating Expenses:
     (as a percentage of average net assets)
     Advisory fee ..................................     0.75%(2)     0.75%         0.75%(3)
     12b-1 fees.....................................     None         None          None
     Other expenses (after expense reimbursement)...      .21 (2)      .20           .20 (3)
                                                         -------      ----          -------
     Total Fund Operating Expenses (after expense
        reimbursement)..............................      .96 (2)      .95           .95 (3)

----------------
(1) Investments of $1 million or more in Class A shares of the Fund or Munder Growth Fund are not subject to an initial sales charge; however, a CDSC of 1% is imposed in the event of certain redemption transactions within one year following such investments. A CDSC on Class A shares of Munder Growth Fund acquired by holders of Class A Shares of the Fund pursuant to the Reorganization will only be imposed on redemptions on which a CDSC would have applied to the Class A Shares of the Fund.

(2) Munder Capital Management expects to voluntarily waive a portion of its advisory fee for the current fiscal year. Without waivers, the advisory fees as a percentage of average net assets would be .93% and total fund operating expenses would be 1.39% for Class A, 2.14% for Class B, 2.14% for Class C, 1.39% for Class K and 1.14% for Class Y.

(3) After the Reorganization, Munder Capital Management has agreed to waive its advisory fee and/or reimburse Munder Growth Fund for expenses until at least June 30, 2000 so that the expense ratios of each


                                     -9-



     class of Munder Growth Fund will not exceed the expense ratios of the corresponding classes of the Fund as of the Fund's most recent fiscal year ended June 30, 1998. In the absence of this waiver, the advisory fee would be .93% for each class; and, based on the pro forma combined assets of the Fund and the Munder Growth Fund as of December 31, 1997, pro forma total fund operating expenses would be 1.38% for Class A shares, 2.13% for Class B shares, 2.13% for Class C shares, 1.38% for Class K shares, and 1.13% for Class Y shares.

(4)  If redeemed within one year of purchase.


                                   EXAMPLE

           This example shows the amount of expenses you would pay (directly or indirectly) on a $1,000 investment in the Munder Growth Fund and the Fund, and the pro forma expenses of the Munder Growth Fund following the Reorganization assuming, in each case, (1) a 5% annual return, (2) redemption at the end of the time period (including the deduction of the deferred sales charge, if any) and (3) no redemption at the end of the time period. This example is not a representation of past or future performance or operating expenses; actual performance or operating expenses may be larger or smaller than those shown.


                               Munder Growth Fund                         Fund                             Pro Forma
                          ------------------------------  -----------------------------------    ------------------------------
                          Class A   Class B    Class C       Class A     Class B    Class C      Class A     Class B    Class C
                          Shares     Shares    Shares        Shares      Shares      Shares      Shares      Shares     Shares
                          ------     ------    ------        ------      ------      ------      ------      ------     ------
1 Year
    Redemption .......    $ 67       $ 71       $ 30          $ 67        $ 71        $ 30        $ 67        $ 71       $ 30
    No Redemption.....      67         20         20            67          20          20          67          20         20
3 Years
    Redemption........      91         95         62            91          94          61          91          94         61
    No Redemption.....      91         62         62            91          61          61          91          61         61
5 Year
    Redemption .......     118        129        106           118         129         105         118         129        105
    No Redemption.....     118        106        106           118         105         105         118         105        105
10 Years
    Redemption........     194        229        229           193         228         228         193         228        228
    No Redemption.....     194        229        229           193         228         228         193         228        228

                                Munder Growth Fund               Fund                     Pro Forma
                             ------------------------  -------------------------   ------------------------
                               Class K     Class Y        Class K     Class Y        Class K     Class Y
                               Shares      Shares         Shares      Shares          Shares     Shares
                               ------      ------         ------      ------          ------     ------
1 Year
    Redemption ...........       $12        $ 10           $ 12        $ 10           $ 12        $ 10
    No Redemption.........        12          10             12          10             12          10
3 Years
    Redemption............        38          31             38          30             38          30
    No Redemption.........        38          31             38          30             38          30
5 Year
    Redemption ...........        67          53             66          53             66          53
    No Redemption.........        67          53             66          53             66          53
10 Years
    Redemption............       147         118            146         117            146         117
    No Redemption.........       147         118            146         117            146        1 17



Purchase and Redemption Procedures

           The following discussion describes differences in the minimum investment requirements, charges, and waivers of charges applicable to the various classes of the Fund and Munder Growth Fund. For details on how to purchase or redeem shares of either fund, see the Prospectus. Both Munder Growth Fund and the Fund reserve the right to involuntarily redeem an investor's Class A, Class B or Class C shares if the net asset value of such shares is less than $500 by reason of redemption.

           Class A Shares. The minimum initial investment for Class A shares of Munder Growth Fund and the Fund is $250 ($50 for shares purchased through an Automatic Investment Plan) and subsequent investments must be at least $50.

           Class A shares of Munder Growth Fund and the Fund are sold to investors at net asset value plus an initial sales charge at a maximum rate of 5.5% of the offering price. No initial sales charge will be imposed on the Class A shares of Munder Growth Fund received by holders of the Fund's Class A Shares in the Reorganization.

           The following table shows the initial sales charge schedule for Class A shares of Munder Growth Fund and Class A Shares of the Fund.

                                     Sales Charge as a
                                      Percentage of
                                    -----------------------   Discount to
                                                Net Amount      Selected
                                                 Invested      Dealers as a
                                    Offering    (Net Asset    Percentage of
      Amount of Purchase              Price       Value)      Offering Price
      ------------------              -----       ------      --------------
Less than $25,000                     5.50%       5.82%          5.00%
$25,000 but less than $50,000         5.25%       5.54%          4.75%
$50,000 but less than $100,000        4.50%       4.71%          4.00%
$100,000 but less than $250,000       3.50%       3.63%          3.25%
$250,000 but less than $500,000       2.50%       2.56%          2.25%
$500,000 but less than $1,000,000     1.50%       1.52%          1.25%
$1,000,000 or more                    None*       None*      (see below)**

---------

* No initial sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of purchase.

** A 1% commission will be paid by the distributor to dealers who initiate and are responsible for purchases of $1 million or more.


           Purchases of Class A shares of any non-money market fund of the Company, the Trust and The Munder Framlington Funds Trust will be aggregated in determining the initial sales charge, which may result in a reduced initial sales charge.

The initial sales charge is currently waived on sales of Class A shares to the following types of purchasers:

     (1) individuals with an investment account or relationship with Munder Capital Management;

     (2) full-time employees and retired employees of Munder Capital Management, employees of the Funds' service providers and immediate family members of such persons;

     (3) registered broker-dealers that have entered into selling agreements with Funds Distributor, Inc. (the "Distributor"), for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

     (4) certain qualified employee benefit plans as described in the Prospectus;

     (5) individuals who reinvest a distribution from a qualified retirement plan for which Munder Capital Management serves as investment adviser;

     (6) individuals who reinvest the proceeds of redemptions from Class Y Shares of the funds of the Trust, the Company or the Munder Framlington Funds Trust, within 60 days of redemption;

     (7) banks and other financial institutions that have entered into agreements with the Trust, the Company or the Munder Framlington Funds Trust to provide shareholder services for customers ("Customers") (including Customers of such banks and other financial institutions, and the immediate family members of such Customers);

     (8) fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients;

     (9) employer sponsored retirement plans which are administered by Universal Pensions, Inc. ("UPI Plans"); and


     (10) employer sponsored 401(k) plans that are administered by Merrill Lynch Group Employee Services ("Merrill Lynch Plans") which meet certain criteria described in the Prospectus.


           The sales charges on Class A shares of Munder Growth Fund and the Fund may be reduced through a letter of intent, quantity discounts and the right of accumulation, as described in the Prospectus.

           Both Class A Shares of the Fund and Class A shares of Munder Growth Fund may be redeemed without the imposition of a contingent deferred sales charge ("CDSC"), except where such shares were purchased without an initial sales load and redeemed under the following circumstances: a CDSC of 1% applies to certain redemptions of Class A shares of Munder Growth Fund or the Fund that were purchased without a sales charge by reason of a purchase of $1 million or more, if such redemptions are made within the first year after investing. For purposes of determining whether a CDSC applies, the holding period of Class A shares of Munder Growth Fund acquired by holders of Class A Shares of the Fund through the Reorganization will be calculated from the date that the Class A Shares of the Fund were initially acquired. A CDSC on Class A shares of Munder Growth Fund acquired by holders of Class A Shares of the Fund pursuant to the Reorganization will only be imposed on redemptions on which a CDSC would have applied to the Class A Shares of the Fund. The CDSC applicable to Class A shares is waived for certain redemptions, as described in the Prospectus.

           Class B Shares. The minimum initial investment for Class B shares of the Fund and Munder Growth Fund is $250 ($50 for shares purchased through an Automatic Investment Plan) and subsequent investments must be at least $50.

           Class B shares of Munder Growth Fund and the Fund are sold without an initial sales charge, but are subject to a CDSC upon certain redemptions and are subject to higher ongoing expenses than Class A shares. Class B shares automatically convert to Class A shares approximately six years after issuance subject to receipt of certain tax rulings or opinions.

           Class B shares of Munder Growth Fund and the Fund that are redeemed within six years of purchase will be subject to a CDSC calculated by multiplying the lesser of the original purchase price or the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below:

                                                    Contingent Deferred
                                                      Sales Charge as
                                                      a Percentage of
                Year Since                             Dollar Amount
                Purchase                             Subject to Charge
                --------                             -----------------
                First                                        5%
                Second                                       4%
                Third                                        3%
                Fourth                                       3%
                Fifth                                        2%
                Sixth                                        1%
                Seventh and                                  0%
                   Thereafter


           The holding period of Class B shares of Munder Growth Fund acquired through the Reorganization by holders of Class B Shares of the Fund will be calculated from the date that the Class B Shares of the Fund were initially acquired.

           The CDSC is waived on redemptions of shares purchased after June 27, 1995 for: (1) redemptions made within one year after the death of a shareholder or registered joint owner; (2) minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and (3) involuntary redemptions made by the Fund. Additional CDSC waivers are described in the prospectus. CDSC Waivers on Class B shares purchased before June 27, 1995 are described in the Statement of Additional Information.

           Class C Shares. The minimum investment for Class C shares of the Fund and Munder Growth Fund is $250 ($50 for shares purchased through an Automatic Investment Plan) and subsequent investments must be at least $50. Class C shares are sold without an initial or a contingent deferred sales charge, except for a CDSC of 1% for redemptions made within the first year after investing. The CDSC applicable to Class C Shares is waived for certain redemptions, as described in the Prospectus.

           Class K Shares. Class K Shares of Munder Growth Fund and the Fund are sold without a sales load to customers of banks and other institutions that have entered into agreements with the funds providing for shareholder services for their customers. Customers may include individuals, trusts, partnerships and corporations. No CDSC is imposed upon redemption of Class K shares.

           Class Y Shares. Class Y shares of the Fund and Munder Growth Fund are sold without a sales load to: (1) fiduciary and discretionary accounts of institutions; (2) institutional investors (including banks, savings institutions, credit unions and other financial institutions, pension, profit sharing and employee benefit plans and trusts, insurance companies, investment companies, investment advisers and broker-dealers acting either for their own accounts or for the accounts of institutional investors); (3) directors, trustees, officers and employees of the Trust, the Company, The Munder Framlington Funds Trust, Munder Capital Management and the Distributor; (4) investment advisory clients, and (5) family members of employees of the Munder Capital Management.

           The minimum initial investment by fiduciary and discretionary accounts of institutions and institutional investors for Class Y shares of the Fund and Munder Growth Fund is $500,000. Other types of investors are not subject to any minimum required investment.

           Exchange Privileges

           Shareholders of Munder Growth Fund may exchange shares of each class for shares of the same class in other funds of the Company, the Trust and the Munder Framlington Funds Trust to the extent the class exists and shares are offered for sale in the shareholder's state of residence and subject to any applicable sales charge. No exchange fee will be imposed on any of these exchange privileges. Any exchange will be a taxable event for which a shareholder may have to recognize a gain or loss under federal income tax provisions. Munder Growth Fund reserves the right to amend or terminate the exchange privilege after providing notice to shareholders. See "Exchanges" in the accompanying Prospectuses of Munder Growth Fund.

           Dividends

           Munder Growth Fund intends to distribute at least annually substantially all of its investment income to shareholders. Net realized capital gains, if any, will be distributed at least annually to shareholders. All dividends and distributions will be reinvested automatically in additional shares of Munder Growth Fund at net asset value, without a sales charge or CDSC, unless the shareholder elects to be paid in cash. Fund shareholders that have elected to receive distributions in cash will continue to receive distributions in such manner from Munder Growth Fund. See "Dividends and Distributions" in the accompanying Prospectus of Munder Growth Fund.

           The Fund declares and pays dividends from net investment income, if any, quarterly, and distributes net realized capital gains, if any, at least annually. Distributions are paid in additional shares of the same class of the Fund, unless a shareholder requests to be paid in cash.

           Tax Consequences

           Prior to completion of the Reorganization, the Fund will have received from counsel an opinion to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. See "Information about the Reorganization - Federal Income Tax Consequences."

           Shareholder Voting Rights

           Neither Munder Growth Fund, a series of a Maryland corporation, nor the Fund, a series of a Massachusetts business trust, holds annual shareholder meetings. The 1940 Act requires that a shareholder meeting be called for the purpose of electing Directors/Trustees at such time as fewer than a majority of Directors/Trustees holding office have been elected by shareholders. Either fund will hold a shareholder meeting upon the written request of shareholders holding at least 10% of that fund's outstanding shares. See "Comparative Information on Shareholders' Rights - Voting Rights."

           Appraisal Rights

           Under the laws of the State of Maryland, shareholders of Munder Growth Fund do not have appraisal rights in connection with a combination or acquisition of the assets of another fund. Under the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust, shareholders of the Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Fund by another entity.

           Risk Factors

           Because Munder Growth Fund and the Fund have generally similar investment objectives and investment policies, they are subject to similar investment risks. These risks include those that are generally associated with investing in equity securities. See "Comparison of Investment Objectives and Policies" herein and "Fund Choices - Multi-Season Growth Fund" in the accompanying Prospectus of Munder Growth Fund.

           REASONS FOR THE REORGANIZATION

           Currently, the Fund and Munder Growth Fund are investment portfolios of separate mutual fund companies. Although the funds have substantially similar investment objectives, policies and restrictions, each must separately bear the costs of its operations. Consolidating their separate operations should generally benefit the shareholders of the funds by promoting more efficient operations on a more cost-effective basis. Also, combining assets of the funds should create future economies of scale resulting from the larger asset base of the combined fund after the Reorganization. However, there can be no assurance that the combination of the funds will produce more efficient operations on a cost-effective basis or that economies of scale will be realized. Because of the similarities between the funds, the considerations and risks involved with an investment in Munder Growth Fund are expected to be comparable to those associated with an investment in the Fund.

           In addition, the funds now have a common investment adviser, Munder Capital Management, a common distributor, Funds Distributor, Inc. and a common administrator, State Street Bank and Trust Company. Munder Capital Management became the investment adviser to the Fund and Munder Growth Fund upon the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. (a subsidiary of Comerica Bank, and the Fund's former investment adviser), Munder Capital Management, Inc. (Munder Growth Fund's former investment adviser), and another investment advisory subsidiary of Comerica Bank. In addition, in connection with that transaction, the Distributor, which already served as the Fund's distributor, became the distributor for Munder Growth Fund. Since the two funds have similar investment objectives, Munder Capital Management also asserted that it would be useful to combine the assets of the two funds in an effort to better coordinate their marketing efforts. Munder Capital Management also indicated that certain investment management efficiencies and other benefits could be realized through the combination of the funds.

           The Reorganization, therefore, would permit each fund's shareholders to pursue substantially the same investment goals in a larger fund. A larger fund should enhance the ability of Munder Capital Management to effect portfolio transactions on more favorable terms and give Munder Capital Management greater investment flexibility and the ability to select a larger number of portfolio securities with the attendant benefits of increased diversification. A larger fund should not be as significantly affected by high levels of shareholder redemptions. In addition, the larger aggregate net assets should enable the combined entity to obtain the benefits of economies of scale, permitting the reduction of certain costs and expenses which may result in lower overall expense ratios through the spreading of fixed costs of operations over a larger asset base. As a general rule, economies of scale can be expected to be realized with respect to fixed expenses, such as costs of printing and fees for professional services, although expenses that are based on the value of assets or the number of shareholder accounts, such as custody fees, would be largely unaffected by the Reorganization. Moreover, there can be no assurance that economies of scale can be realized. Since the total per share operating expenses of Munder Growth Fund before fee waivers and reimbursements are higher than those of the Fund, Munder Capital Management has agreed to waive its fees and/or reimburse Munder Growth Fund for expenses until at least June 30, 2000, so that the expense ratio of Munder Growth Fund will not exceed that of the Fund as of its most recent fiscal year ended June 30, 1998.

           In light of the foregoing considerations, the Trustees of the Trust unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and that the Reorganization would not result in a dilution of shareholders' interests.

           Upon consideration of the factors described above, the Board of Directors of the Company also approved the Reorganization and determined that it is in the best interests of Munder Growth Fund and its shareholders to acquire the assets of the Fund, and that the interests of Munder Growth Fund's shareholders would not be diluted as a result of the Reorganization.

           INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization

           The following summary of the Plan is qualified in its entirety by reference to the Plan which is attached as Exhibit A hereto. The Plan provides that (1) Munder Growth Fund will acquire all or substantially all of the assets of the Fund in exchange for shares of Munder Growth Fund, (2) Munder Growth Fund will assume certain identified liabilities of the Fund on the Closing Date for the transaction, (3) the Fund will be terminated in accordance with the terms of the Plan and Declaration of Trust of the Trust,
(4) all remaining liabilities of the Fund will be satisfied whether by payment or the making of reasonable provision for payment thereof, and (5) Munder Growth Fund shares will be distributed to shareholders of the Fund. Prior to the Closing Date, the Fund will endeavor to discharge all of its known liabilities and obligations. Munder Growth Fund will not assume any liabilities or obligations of the Fund other than those reflected in an unaudited statement of assets and liabilities of the Fund prepared as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), currently 4:00 p.m. New York time, on the Closing Date. The number of full and fractional Class A shares, Class B shares, Class C shares, Class K, and Class Y shares of Munder Growth Fund to be issued to the Fund shareholders will be determined on the basis of the relative net asset values of each class of shares of Munder Growth Fund and the Fund, computed as of the close of regular trading on the NYSE on the Closing Date. The net asset value per share for each class will be determined by dividing assets attributable to the class, less liabilities, by the total number of outstanding shares of the class.

           Both the Fund and Munder Growth Fund will utilize State Street Bank and Trust Company as agent to determine the value of their respective portfolio securities. The Fund and Munder Growth Fund also will use the same independent pricing services to determine the value of each security so that State Street Bank and Trust Company, as agent, can determine the aggregate value of each fund's portfolio. The method of valuation employed will be as set forth in the funds' Prospectuses which is consistent with Rule 22c-1 under the 1940 Act and with the interpretations of such rule by the SEC's Division of Investment Management.

           As soon after the Closing Date as conveniently practicable, the Fund will liquidate and will distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Munder Growth Fund received by the Fund. Such distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on the share records of Munder Growth Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Munder Growth Fund due to the Fund's respective shareholders. After such distribution and the winding up of its affairs, the Fund will be terminated.

           The consummation of the Reorganization is subject to the conditions set forth in the Plan. Notwithstanding approval of the Fund's shareholders, the Plan may be terminated at any time at or prior to the Closing Date by (1) mutual agreement of the Fund and Munder Growth Fund or
(2) either party to the Plan upon a material breach by the other party of any representation, warranty or agreement contained therein or the failure to meet closing conditions.

           The Fund and Munder Growth Fund shall each be liable for its respective expenses incurred in connection with entering into and carrying out the Plan, whether or not the Reorganization is consummated.

           Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of the Fund with all classes voting together and not by class. If the Reorganization is not approved by shareholders of the Fund, Munder Capital Management may recommend to the Trustees of the Trust other possible courses of action for their consideration. One such possible course of action would be termination of the Fund and a cash distribution to shareholders of the Fund in liquidation.

           Description of Munder Growth Fund's Shares

           Full and fractional shares of the respective class of shares of common stock of Munder Growth Fund will be issued to the Fund's shareholders in accordance with the procedures detailed in the Plan and as described in Munder Growth Fund's Prospectus. Generally, Munder Growth Fund does not issue share certificates to shareholders unless a specific request is submitted to Munder Growth Fund's transfer agent. The shares of Munder Growth Fund to be issued to Fund shareholders and registered on the shareholder records of the transfer agent will have no pre-exemptive or conversion rights. However, six years after the date of purchase, Class B shares of Munder Growth Fund will convert automatically to Class A shares, based on the relative net asset values of shares of each class, and will no longer be subject to a distribution fee. Holders of Class B Shares of the Fund who receive Class B shares of Munder Growth Fund pursuant to the Reorganization will convert to Class A shares of the Munder Growth Fund at the end of six years after the original date of purchase of the Class B shares of the Fund, based on the relative net asset values of Class A and Class B shares of Munder Growth Fund. See "Comparative Information on Shareholders' Rights" and Munder Growth Fund's Prospectus for additional information with respect to the shares of Munder Growth Fund.

           Federal Income Tax Consequences

           The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"), with no gain or loss recognized as a consequence of the Reorganization by Munder Growth Fund, the Fund, or the shareholders of the Fund. As a condition to the closing of the Reorganization, Munder Growth Fund and the Fund will receive an opinion from the law firm of Dechert Price & Rhoads to that effect. That opinion will be based upon certain assumptions and representations made by the Fund and Munder Growth Fund.

           Shareholders of the Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the Fund should also consult their tax advisers as to state and other local tax consequences, if any, of the Reorganization.

           Capitalization

           The following table shows the capitalization of Munder Growth Fund and the Fund as of June 30, 1998, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

                                                         As of June 30, 1998
                                        ------------------------------------------------------------
                                                           Munder Growth              Pro Forma for
CLASS A SHARES                          The Fund                Fund                  Reorganization
--------------                          --------          --------------              --------------
Net Assets..........................  $14,110,355          $32,311,247                 $46,421,602
Net asset value per share...........       $12.22               $21.46                      $21.46
Shares outstanding..................    1,154,776            1,505,545                   2,163,064


                                                         As of June 30, 1998
                                        ------------------------------------------------------------
                                                           Munder Growth              Pro Forma for
CLASS A SHARES                          The Fund                Fund                  Reorganization
--------------                          --------          --------------              --------------
Net Assets..........................   $1,197,417          $102,699,777               $103,897,194
Net asset value per share...........       $11.58                $20.70                     $20.70
Shares outstanding..................      103,424             4,962,318                  5,020,164


                                                         As of June 30, 1998
                                        ------------------------------------------------------------
                                                           Munder Growth              Pro Forma for
CLASS A SHARES                          The Fund                Fund                  Reorganization
--------------                          --------          --------------              --------------
Net Assets..........................     $110,123           $14,411,244               $14,521,367
Net asset value per share...........       $11.74                $20.73                    $20.73
Shares outstanding..................        9,379               695,330                   700,642


                                                         As of June 30, 1998
                                        ------------------------------------------------------------
                                                           Munder Growth              Pro Forma for
CLASS A SHARES                          The Fund                Fund                  Reorganization
--------------                          --------          --------------              --------------
Net Assets..........................  $67,694,743          $275,378,271              $343,073,014
Net asset value per share...........       $12.08                $21.42                    $21.42
Shares outstanding..................    5,603,077            12,857,426                16,017,778




                                    -20-



                                                         As of June 30, 1998
                                        ------------------------------------------------------------
                                                           Munder Growth              Pro Forma for
CLASS A SHARES                          The Fund                Fund                  Reorganization
--------------                          --------          --------------              --------------
Net Assets..........................  $72,515,875          $332,156,307              $404,672,182
Net asset value per share...........       $12.26                $21.66                    $21.66
Shares outstanding..................    5,912,736            15,332,572                18,680,489


           COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

           The following discussion comparing investment objectives, policies and restrictions of the Fund and Munder Growth Fund is based upon and qualified in its entirety by the respective investment objectives, policies and restrictions sections of the Prospectuses of the Fund and Munder Growth Fund. For a more detailed discussion of the investment objectives, policies and restrictions of the Fund and Munder Growth Fund, refer to the Prospectuses, under the caption "Fund Choices," and to the Statement of Additional Information for the Fund and Munder Growth Fund under the captions "Fund Investments" and "Investment Limitations."

           Investment Objectives

           The primary investment objective of the Fund is to provide long-term capital appreciation; income is a secondary objective. The investment objective of Munder Growth Fund is to provide long-term capital appreciation. The Fund's investment objectives may be changed by the Trust's Board of Trustees without shareholder approval; however, shareholders are notified of any such change. Munder Growth Fund's investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of Munder Growth Fund.

           Primary Investments

           The Fund primarily invests in a diversified portfolio of equity securities of companies that have demonstrated the potential for accelerated earnings growth, the maintenance of substantial competitive advantage, a focused management team and a stable balance sheet.

           Munder Growth Fund primarily invests in a diversified portfolio of equity securities of companies that have demonstrated superior long-term earnings growth, financial stability, attractive valuation and relative price momentum. Income is not a primary consideration in the selection of investments. This style, which incorporates both growth investing and value constraints, has been recognized in the investment management community as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments

           Under normal market conditions, at least 65% of each fund's total assets will be invested in equity securities. Equity securities include common and preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible preferred stocks, convertible debentures or warrants. No more than 25% of the total assets of either fund may be invested in securities of issuers in the same industry. Neither fund may purchase more than 10% of the outstanding voting securities of any issuer, except that up to 25% of a fund's total assets may be invested without regard to this limitation.

           Portfolio Instruments and Practices

           Borrowing. Under certain circumstances, each fund may borrow money in an amount up to 5% of the value of its total assets for temporary purposes and in an amount equal to one-third of its assets to meet redemptions. This is a fundamental policy which can only be changed by shareholders. Whenever borrowings exceed 5% of either fund's total assets, that fund will not make any additional investments.

           Lending. Each fund may lend securities in its portfolio representing up to 25% of total assets, taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash or liquid securities with market value at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned.

           Foreign Securities. Each fund may invest up to 25% of its total assets in the equity securities of foreign issuers, including companies domiciled in developing countries. Munder Growth Fund typically will only purchase foreign securities that are represented by American Depositary Receipts ("ADRs") listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

           Forward Foreign Currency Exchange Contracts. Each fund may enter into forward foreign currency exchange contracts. A fund may enter into these contracts in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between two foreign currencies in which portfolio securities are or may be denominated.

           Futures Contracts and Options. Each fund may purchase and sell futures contracts on securities, currencies and indices. Neither fund will commit more than 5% of its total assets to initial margin deposits on futures contracts. In addition, each fund may write covered call options, purchase put options, purchase call options and write secured put options on securities, currencies, indices and futures contracts. The Fund will write call options only if they are "covered," as described in the Statement of Additional Information; Munder Growth Fund may write uncovered call options for cross-hedging purposes, as described in the Statement of Additional Information. Munder Growth Fund will limit its investment in uncovered put and call options to 5% of its total assets, and will not purchase put or call options if aggregate premiums paid for such options would exceed 20% of its total assets.

           Repurchase Agreements, Reverse Repurchase Agreement, and When-Issued Transactions. Each fund may enter into repurchase agreements with banks and broker-dealers that have been approved by the directors of the Company and the trustees of the Trust. Each fund considers repurchase agreements that mature in more than seven days to be illiquid. Neither fund may invest more than 15% of its net assets in illiquid securities.

           In order to borrow funds for temporary purposes, each fund may also engage in reverse repurchase agreements, i.e., selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price. In addition, in order to secure prices deemed advantageous at the time, each fund may purchase securities on a when-issued or a delayed-delivery basis. A fund will not enter into a when-issued or delayed-delivery transaction for speculative purposes but only in furtherance of its investment objective. Each fund's when-issued or delayed-delivery purchase transactions will not exceed 25% of the value of the fund's total assets absent unusual market conditions.

           Liquidity Management. In connection with the management of its daily cash position, each fund may invest in shares of money market funds. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if Munder Capital Management determines that market conditions warrant, either fund may also invest without limitation in high-quality, short-term money market instruments including, among other things, commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term securities issued by, or guaranteed by, the U.S. Government and its agencies or instrumentalities.

           Restricted Securities. Each fund may invest in restricted securities. Restricted securities are securities subject to legal or contractual restrictions on their resale.

           Portfolio Turnover Rate. Munder Growth Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade for short-term gain. Accordingly, it is anticipated that Munder Growth Fund's annual portfolio turnover rate normally will not exceed 50%. The
Fund's portfolio turnover rate for the fiscal year ended June 30, 1998 was 76%. Munder Growth Fund's portfolio turnover rate for the same period was 34%.

           Additional Investment Restrictions. In addition to the restrictions described above, each fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the outstanding securities (as defined in the 1940 Act) of that fund. These restrictions are set forth in the Statement of Additional Information for the funds.

           COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

           General

           Munder Growth Fund is a diversified series of the Company, a management investment company registered under the 1940 Act, which continuously offers shares of its series. The Company is a Maryland corporation and is governed by its Articles of Incorporation, By-laws and Board of Directors.

           The Fund is a diversified series of the Trust, an open-end management investment company registered under the 1940 Act, which continuously offers shares of its series The Trust is a Massachusetts business trust and is governed by its Declaration of Trust, Code of Regulations, and Board of Trustees. Both the Fund and Munder Growth Fund are also governed by applicable state and Federal law. Certain differences and similarities between the two funds are summarized below.

           Shareholder Liability

           The Munder Growth Fund is organized as a series of a Maryland corporation, and its shareholders generally have no personal liability for its acts or obligations.

           The Fund is organized as a series of a Massachusetts business trust. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Trust's Declaration of Trust states that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the assets belonging to the series of the Trust with respect to which such shareholder's shares are issued, for all losses and expenses of any shareholder held personally liable for the obligations of the Trust solely by reason of his or her being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

           Voting Rights

           Neither the Fund nor Munder Growth Fund holds annual meetings of shareholders, although each may hold special meetings for purposes of voting on certain matters as required under the 1940 Act. Special meetings of shareholders of either fund may be called upon the written request of holders of not less than 10% of that fund's then outstanding voting securities. On each matter submitted to a vote of the shareholders of Munder Growth Fund or the Fund, each shareholder is entitled to one vote for each whole share owned and a proportionate fractional vote for any fractional share outstanding in the shareholder's name on the fund's books. Shareholders of all classes of each fund vote together as a fund, and not by class, except as otherwise required by applicable law or by that fund's charter documents, or when the matter affects only the interests of a particular class.

           Liquidation or Dissolution

           In the event of the liquidation or dissolution of either the Fund or Munder Growth Fund, the shareholders of that fund are entitled to receive, when and as declared by the Trustees or Directors, the excess of the assets over the liabilities belonging to the fund. The assets so distributed to shareholders of a fund would be distributed among the shareholders in proportion to the number of shares of that fund held by them and recorded on the books of the fund.

           Liability of Directors/Trustees

           The By-laws of the Company provide that the Company will indemnify Directors and Officers of the Company to the fullest extent permitted by Maryland law and the 1940 Act. The Declaration of Trust of the Trust provides for similar indemnification of Trustees and officers of the Trust. However, neither the Declaration of Trust of the Trust nor the By-laws of the Company purport to protect or indemnify a Director/Trustee or Officer against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

           Rights of Inspection

           Except as required by Maryland law, shareholders of the Munder Growth Fund have only such right to inspect the records, documents, accounts and books of Munder Growth Fund as may be granted by the Directors of the Company. Maryland corporate law provides that one or more persons who together have owned at least 5% of the outstanding shares of Munder Growth Fund for at least 6 months may, on written request, inspect during usual business hours the books of account and stock ledger of Munder Growth Fund.

           Shareholders of the Fund generally have the same rights to inspect the records, accounts and books of the Trust as are permitted shareholders of a Massachusetts corporation under Massachusetts corporation law. Currently, each shareholder of a Massachusetts corporation is permitted to inspect the records, accounts and books of a corporation for any legitimate business purpose relative to the affairs of the corporation.

           The foregoing is only a summary of certain characteristics of the operations of Munder Growth Fund and the Fund, the Articles of Incorporation and By-laws of the Company, the Declaration of Trust of the Trust, and Maryland and Massachusetts law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing each fund for a more thorough description.

       INFORMATION ABOUT MANAGEMENT OF MUNDER GROWTH FUND AND THE FUND

           Investment Adviser

           The current investment adviser of both the Fund and Munder Growth Fund is Munder Capital Management. Munder Capital Management is a Delaware general partnership with principal offices at 480 Pierce Street, Birmingham, Michigan 48009. Munder Capital Management became the investment adviser to the Fund and Munder Growth Fund upon the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. (a subsidiary of Comerica Bank, and the Fund's former investment adviser) and Munder Capital Management, Inc. (Munder Growth Fund's former investment adviser). The principal partners of Munder Capital Management are Old MCM, Inc., Munder Group L.L.C., WAM Holdings, Inc. and WAM Holdings II, Inc., a wholly-owned subsidiary of Comerica Incorporated, which owns or controls approximately 88% of the interests in Munder Capital Management.

           As of June 30, 1998, Munder Capital Management and its affiliates managed over $48 billion of assets for various institutional clients, including investment companies, pension and profit sharing funds, foundations and insurance companies, as well as for high net worth individuals. Of this amount, approximately $25 billion was invested in equity securities.

           Munder Growth Fund pays Munder Capital Management a monthly advisory fee computed at an annual rate of 1.0% of Munder Growth Fund's average daily net assets up to $500 million, reduced to .75% of Munder Growth Fund's average daily net assets in excess of $500 million. However, Munder Capital Management currently waives a portion of its advisory fees so that Munder Growth Fund pays at an annual rate of 0.75% of average daily net assets and will continue to do so after the reorganization.

           The Fund pays Munder Capital Management a monthly advisory fee computed at an annual rate of 0.75% of the Fund's daily net assets.

           Portfolio Managers

           Lee P. Munder and Leonard Barr II serve as portfolio managers to Munder Growth Fund. Lee P. Munder, CFA, began his investment career in 1969 as Chief Trust Investment Officer for Security Bank and Trust of Southgate, Michigan. From 1973 to 1985 he served as portfolio manager at Loomis Sayles & Co., Inc., serving in later years as Vice President and Senior Partner. In 1985, Mr. Munder left Loomis Sayles & Co., Inc. and founded Munder Capital Management, Inc. Mr. Munder served as President and C.E.O. of Munder Capital Management or Munder Capital Management, Inc. from Munder Capital Management, Inc.'s inception until February 1998. Since that time he has served as chairman of Munder Capital Management.

           Leonard Barr II, CFA, began his investment career in 1968 at Manufacturers National Bank of Detroit. He left Manufacturers in 1985 as First Vice President and Senior Trust Investment Officer serving as Director of Research for Trust Investments. Mr. Barr joined Munder Capital Management, Inc. in 1986 and has been a Director and Senior Vice President of Munder Capital Management or Munder Capital Management, Inc. since 1988. He serves as Munder Capital Management's Director of Research. As Director of Research, Mr. Barr currently approves all equity investments made on behalf of clients of Munder Capital Management, including Munder Growth Fund.

           The Fund is managed by a committee of professional portfolio managers employed by Munder Capital Management.

           Administrator

           State Street Bank and Trust Company ("State Street") currently serves as administrator to both the Fund and Munder Growth Fund.

           State Street generally assists the Company, the Trust and the Munder Framlington Funds Trust in all aspects of their administration and operations including the maintenance of financial records and fund accounting. As compensation for its services, State Street is entitled to receive fees, based on the aggregate daily net assets of the various series of the Company, the Trust and the Munder Framlington Funds Trust and certain other investment portfolios that are advised by Munder Capital Management for which it provides services, computed daily and payable monthly at the annual rate of 0.113% of the first $2.8 billion of net assets, plus 0.103% of the next $2.2 billion of net assets, plus 0.101% of the next $2.5 billion of net assets, plus 0.095% of the next $2.5 billion of net assets, plus 0.080% of the next $2.5 billion of net assets, plus 0.070% of net assets over $12.5 billion.

           State Street has entered into a Sub-Administration Agreement with the Distributor under which the Distributor provides certain administrative services with respect to the Fund and Munder Growth Fund. State Street pays the Distributor a fee for these services out of its own resources at no cost to the funds.

         ADDITIONAL INFORMATION ABOUT MUNDER GROWTH FUND AND THE FUND

           Information about the Fund and Munder Growth Fund is included in the current Prospectus for the Fund and Munder Growth Fund (Class A, B and C shares) dated October 29, 1997, Prospectus (Class K shares) dated October 29, 1997, Prospectus (Class Y shares) dated October 29, 1997, copies of which accompany this Proxy Statement/Prospectus, as applicable, and the Statement of Additional Information dated October 29, 1997, which is available upon request, and which has been filed with the SEC and is incorporated herein by reference. A copy of the Statement of Additional Information is available upon request and without charge by writing or calling the Fund or Munder Growth Fund at the address or toll-free number listed on the cover page of this Prospectus/Proxy Statement.

           Both the Fund and Munder Growth Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the SEC Office of Investor Education & Assistance, at 450 Fifth Street, N.W., Mail Stop 2-13, Washington, D.C. 20549, http:\\www.sec.gov\help@sec.gov and at the Midwest Regional Office of the SEC, 500 West Madison Street, Suite 1400, Chicago, IL 60661, http:\www.sec.gov\chicago@sec.gov. Copies of such material can also be obtained from the SEC Office of Filings and Information Services, Branch of Document Control, 450 Fifth Street, N.W., Mail Stop 1-4, Washington, D.C. 20549, http:\\www.sec.gov\publicinfo@sec.gov at prescribed rates.

           FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund as of June 30, 1998 and the audited financial statements for Munder Growth Fund as of June 30, 1998 have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the reports of Ernst & Young LLP, independent auditors and independent accountants for the Fund and Munder Growth Fund, given on the authority of such firm as expert in accounting and auditing. The unaudited financial statements of the Fund and of Munder Growth Fund as of December 31, 1997 have also been incorporated by reference into the Prospectus/Proxy Statement.


                                     -27

           LEGAL MATTERS

           Certain legal matters concerning the issuance of shares of Munder Growth Fund will be passed upon by Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006.

           The Trustees of the Trust, including the Independent Trustees, recommend that the Shareholders of the Fund vote FOR approval of the Plan including the sale of all or substantially all of the Assets of the Fund to Munder Growth Fund, the Termination of the Fund and the distribution of Shares of Munder Growth Fund to Shareholders of the Fund, and any properly executed Proxies without instructions to the contrary will be voted IN FAVOR of approval of the Plan.


II.        APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT


           Munder Capital Management ("MCM" or the "Investment Adviser") currently serves as investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust on behalf of the Fund dated July 2, 1998. MCM is organized as a Delaware general partnership. Prior to July 2, 1998, the general partnership interests in MCM were owned by Old MCM, Inc. (44%), WAM Holdings, Inc. (44%), and Munder Group L.L.C. (12%). WAM Holdings, Inc. is wholly-owned by Comerica Incorporated. Mr. Lee P. Munder, Chairman of MCM, owned 83% of Old MCM Inc. (representing a 36% indirect interest in MCM) and 68% of Munder Group L.L.C. (representing an 8% indirect interest in MCM). Mr. Munder, through his ownership interest in Old MCM, Inc. and Munder Group L.L.C., owned or controlled approximately 44% of MCM. Employees of MCM owned the remaining 12% of MCM. On July 2, 1998, Comerica Incorporated, through its subsidiary, WAM Holdings II, Inc., purchased 85% of Old MCM, Inc.'s interest in MCM (representing a 37.4% interest in MCM) and 85% of Mr. Munder's interest in Munder Group L.L.C. (representing a 6.9% interest in MCM) (the "Transaction"). As a result, Comerica Incorporated indirectly owns or controls approximately 88% of the partnership interests in MCM. The Transaction may have constituted an "assignment" (as defined in the 1940 Act) of the investment advisory agreement (the "Prior Investment Advisory Agreement"), and therefore terminated the Prior Investment Advisory Agreement in accordance with its terms. The Investment Adviser proposed to the Board of Trustees that the Trust enter into a new investment advisory agreement on behalf of the Fund with the Investment Adviser to take effect upon the closing of the Transaction.

           At meetings held on April 7 and May 5, 1998, the Board met to consider the Transaction and its anticipated effect on the Investment Adviser's organization and investment advisory arrangements for the Fund. The Trustees, including the Trustees who are not parties to the Prior Investment Advisory Agreement or the proposed new investment advisory agreement (the "New Advisory Agreement") or interested persons (as defined in the 1940 Act) of any such party (the "Independent Trustees"), unanimously approved, subject to the required shareholder approval described herein, the proposed new investment advisory agreement with the Investment Adviser, on behalf of the Fund, and recommended approval of the New Investment Advisory



Agreement by the Fund's shareholders. A form of the New Investment Advisory Agreement is attached as Exhibit B.

           The Investment Adviser has represented to the Board of Trustees that the Transaction would not result in any material change to advisory services provided to the Fund, and that, subject to approval of the New Investment Advisory Agreement by shareholders, the Transaction was not expected to materially affect the level or quality of advisory services provided to the Fund, and that the same personnel who currently render such services to the Fund would continue to do so after the Transaction.

1940 Act Considerations

           Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of the company.
Section 15(a) also provides, as did the Prior Investment Advisory Agreement pursuant to Section 15(a), for the automatic termination of such agreements upon its assignment. An assignment is deemed to include any change of control of the investment adviser. In order for the Investment Adviser to continue to provide investment advisory services to the Fund, therefore, the shareholders of the Fund must approve the Fund's New Investment Advisory Agreement.

           Due to insufficient time to obtain consent of the Fund's shareholders prior to the closing of the Transaction, the Trust and the Investment Adviser have obtained an order from the Securities and Exchange Commission exempting them from compliance with Section 15(a) of the 1940 Act pending approval of the New Investment Advisory Agreement by the Fund's shareholders. The order permits the New Investment Advisory Agreement to go into effect without shareholder approval and allows the Investment Adviser to collect fees with respect to the Fund at the rates specified in the New Investment Advisory Agreement commencing on July 2, 1998. Fees paid by the Fund under the New Investment Advisory Agreement will be held in an interest-bearing escrow account pending shareholder approval, which, pursuant to the terms of the order, must be obtained no later than November 30, 1998.

           If the shareholders of the Fund do not approve the Fund's New Investment Advisory Agreement, any amounts held in escrow under the New Investment Advisory Agreement of the Fund will be returned to the Fund.

           In addition, the Trust intends to conform with the provisions of
Section 15(f) of the 1940 Act, which provides, in pertinent part, that an investment adviser may receive any amount or benefit in connection with a sale of such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, 75% of the members of the board of directors of the investment company which it advises are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser; and (2) there is no "unfair burden" imposed on the investment company as a result of the transaction.

The New and the Prior Investment Advisory Agreements

           The Prior Investment Advisory Agreement for the Fund was approved by the Board of Trustees on May 5, 1998.

           If the New Investment Advisory Agreement is approved by shareholders, the Investment Adviser would continue to serve as investment adviser to the Fund. The terms and conditions of the New Investment Advisory Agreement are identical in all material respects to those of the Prior Investment Advisory Agreement, with the exception of their effective dates and termination dates, the escrow arrangements described above. The New Investment Advisory Agreement, if approved by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act ("1940 Act Majority"), will continue in effect for an initial two-year term, and thereafter from year to year, subject to approval annually by the Board of Trustees of the Trust or by the vote of a 1940 Act Majority of the outstanding shares of the Fund, and also, in either event, approval by a majority of the Trustees who are not parties to the New Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The New Investment Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by vote of holders of a 1940 Act Majority of the Fund's shares or upon 90 days' written notice by the Investment Adviser. The New Investment Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

           Under the New Investment Advisory Agreement, as under the Prior Investment Advisory Agreement, the Investment Adviser will furnish continuing investment supervision to the Fund and will be responsible for the management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security will rest with the Investment Adviser, subject to review by the Board of Trustees. The Investment Adviser will furnish office space, equipment and personnel in connection with the performance of its investment management responsibilities.

           Like the Prior Investment Advisory Agreement, the New Investment Advisory Agreement provides that the Investment Adviser shall have no liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Adviser of its duties under the agreement, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Adviser's part or reckless disregard of its duties under the agreement.

Advisory Fee

           The fees under the New Investment Advisory Agreement are the same as the fees under the Prior Investment Advisory Agreement for the Fund. Under the New Investment Advisory Agreement, as under the Prior Investment Advisory Agreement, the Fund will pay the Investment Adviser a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets.

           During the fiscal year ended June 30, 1998, the Growth Fund paid advisory fees in the amount of $1,451,332, and the Fund paid advisory fees in the amount of $1,169,411.

           Shareholders should refer to Exhibit B for the complete terms of the New Investment Advisory Agreement.

           In the event that shareholders of the Fund do not approve the New Investment Advisory Agreement for the Fund, the Board of Trustees of the Trust could seek to obtain for the Fund interim advisory services from the Investment Adviser or from another advisory organization. Thereafter, the Board of Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund.

Information Regarding the Investment Adviser

           The Investment Adviser is a Delaware general partnership with principal offices at 480 Pierce Street, Birmingham, Michigan 48009. The general partners of the Investment Adviser are WAM Holdings, Inc., WAM Holdings II, Inc., Old MCM, Inc. and Munder Group, L.L.C. Old MCM, Inc. and Munder Group, L.L.C. have offices at the same address as the Investment Adviser. WAM Holdings, Inc. and WAM Holdings II, Inc. have offices at 500 Woodward Avenue, 33rd Floor, Detroit, Michigan 48275-3391 and are wholly-owned subsidiaries of Comerica Bank which, in turn, is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. Employees of the Investment Adviser may acquire partnership interests in the Investment Adviser from time to time through Munder Group, L.L.C., which was organized for that purpose.

           Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, a holding company or affiliate, and banks generally, can act as adviser to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. The Investment Adviser believes that it may perform the services contemplated by the New Investment Advisory Agreement without violating these banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent the Investment Adviser from continuing to perform investment advisory services for the Fund. If the Investment Adviser were prohibited from performing investment advisory services for the Fund, it is expected that the Board of Trustees would select another qualified firm. Any new advisory agreement would be subject to shareholder approval.

The Evaluation By the Board of Trustees

           The Board of Trustees has determined that, by approving the New Investment Advisory Agreement on behalf of the Fund, the Fund can best assure itself that services currently provided by the Investment Adviser will continue to be provided without interruption.

           At meetings held on April 7, 1998 and May 5, 1998, the Trustees considered information with respect to whether the New Investment Advisory Agreement with the Investment Adviser was in the best interests of the Fund and its shareholders. The Trustees considered, among other factors, representations by the Investment Adviser that the Transaction would not materially affect the investment advisory operations of the Investment Adviser or the level or quality of advisory services provided to the Fund; that, subject to Board and shareholder approval, the same personnel at the Investment Adviser who provide services to the Fund would continue to do so after the Transaction; that the Fund's advisory fees would not change as a result of the Transaction; and that the Fund would not be subjected to any unfair burden as a result of the Transaction. The Trustees also considered the terms of the Transaction, and the resulting differences in the ownership and control of the Investment Adviser. The Trustees also considered, as they have in the past, the nature and quality of services expected to be provided by the Investment Adviser and information regarding fees, expense rates, performance and profitability. In evaluating the Investment Adviser's ability to provide services to the Fund, the Trustees considered information as to the Investment Adviser's business organization, financial resources and personnel and other matters, including the continuing interests of Comerica Incorporated and Mr. Munder and employees in the Investment Adviser.

           Based upon its review, the Board of Trustees concluded that the New Investment Advisory Agreement with the Investment Adviser is reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided in the New Investment Advisory Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, unanimously approved the New Investment Advisory Agreement and voted to recommend its approval by the Fund's shareholders.

           The Board of Trustees recommends that the shareholders of the Fund vote IN FAVOR OF approval of the New Investment Advisory Agreement. Properly executed proxies, with no instructions to the contrary, will be voted IN FAVOR OF the New Investment Advisory Agreement.

III.  OTHER BUSINESS

           The Trustees of the Trust do not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.



VOTING INFORMATION


           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Trustees of the Trust to be used at the meeting. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Fund on or about November 20, 1998. Only shareholders of record as of the close of business on the Record Date, September 30, 1998, will be entitled to notice of, and to vote at, the meeting. The holders of a majority of the shares of the Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Properly executed proxies without instructions to the contrary will be voted FOR the proposed Reorganization, FOR the approval of the New Investment Advisory Agreement, and FOR any other matters deemed appropriate. Abstentions and broker "non-votes" (that is, proxies from brokers or nominees who do not have discretionary power), indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares, for purposes of determining the presence of a quorum for transacting business at the meeting, will be treated as shares that are present but which have not been voted. A proxy may be revoked at any time on or before the meeting by written notice to the Secretary of the Trust or by attending and voting at the meeting.

           As of the Record Date, Comerica Bank possessed sole or shared voting or investment power for its customer accounts with respect to 4,108 Class K shares (less than 1% of the Fund's outstanding Class K shares) and 1,799 Class Y shares (96.2% of the Fund's outstanding Class Y shares).

           The Trust has been advised by Comerica Bank that it intends to pass through the vote on the shares to the beneficial owners of such shares or retain an independent fiduciary to vote the shares on behalf of the beneficial owners, for which it is shareholder of record.

           Lee P. Munder and Terry H. Gardner are administrators of a pension plan for employees of Munder Capital Management, which as of the record date owned 17,148 Class Y shares of the Fund, which represented 0.3% of the outstanding Class Y shares of the Fund.

           As of the record date, the 5% shareholders for each class of the Fund were as follows:


                                                            Percent of Total
  Name and Address of Shareholder                          Shares outstanding
  -------------------------------                          ------------------

  Class A

  Union Bank of California for the exclusive benefit             34.48%
  of its customers
  PO Box 2969
  Saratoga, CA  95070

  Class B

  MLPF&S for the sole benefit of its customers                   35.56%
  4800 Deer Lake Drive East 3rd Floor
  Jacksonville, Fl  32246-6484

  Smith Barney Inc. for the benefit of its clients                9.29%
  388 Greenwich Street
  New York, NY  10013

  Prudential Securities, Inc. FBO                                 6.83%
  Ms. Dana M. Lee
  14100 Pike Road
  Saratoga, CA  95070

  Smith Barney for the benefit of its Clients                     6.23%
  388 Greenwich Street
  New York, NY  10013

  Class C

  Porter Y. Fisher & Ora L. Fisher                               40.83%
  JTWROS
  Account #2
  5815 East Inglewood Street
  Mesa, AZ  85205

  Ira Buchalter                                                  39.15%
  Madelyn Buchalter JTWROS
  PO Box 9497
  Saint Thomas, VI  00801

  MLPF&S for the sole benefit of its customers                   19.60%
  4800 Deer Lake Drive East 3rd Floor
  Jacksonville, FL  32246-6484



           As of the Record Date, the Officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of the Fund.

           Approval of the Plan in Proposal I will require the affirmative vote of a majority of the outstanding shares of the Fund with all classes voting together and not by class. Approval of the New Investment Advisory Agreement, as set forth in Proposal II will require a 1940 Act Majority which means the affirmative vote of the holders of the lesser of either (A) 67% or more of the Fund's shares present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (B) more than 50% of the outstanding shares of the Fund. Shareholders of the Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

           Munder Capital Management has retained First Data Investors Services Group, Inc. ("First Data") to provide proxy solicitation services for the Fund. The costs of soliciting proxies in the accompanying form, including the fees paid to First Data, will be borne by Munder Capital Management and not the Funds. In addition to solicitation by mail, proxies may be solicited by Directors/Trustees, officers and regular employees and agents of the Company, the Trust, the Munder Framlington Funds Trust and St. Clair Funds, Inc. without compensation. Brokerage firms and others will be reimbursed for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

           In the event that sufficient votes to approve the proposed items are not received by 10:00 a.m. on November 20, 1998, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders of the Fund.

           In order to reduce the costs of preparing, printing, and mailing the proxy materials, the notices to shareholders with more than one account with the Fund at the same address, and listed under the same social security number, have been combined. The proxy cards have been coded so that each shareholder's votes will be counted to all such accounts.

                                                                    EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

           THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of __________, 1998, by and between The Munder Funds, Inc. (the "Company"), a Maryland corporation, on behalf of The Munder Multi-Season Growth Fund (the "Acquiring Fund"), a separate investment series of the Company, and Munder Funds Trust (the "Trust"), a Massachusetts business trust, on behalf of the Munder Accelerating Growth Fund (the "Acquired Fund") a separate investment series of the Trust.

           This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund in exchange solely for Class A, Class B, Class C, Class K and Class Y shares of common stock (the "Shares") of the Acquiring Fund, the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

           WHEREAS, the Company and the Trust are registered investment companies of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

           WHEREAS, the Company is authorized to issue its shares of common stock in separate series, including the Acquiring Fund, each of which maintains a separate and distinct portfolio of assets; and

           WHEREAS, the Trust is authorized to issue its shares of beneficial interest in separate series, including the Acquired Fund, each of which maintains a separate and distinct portfolio of assets; and

           WHEREAS, the Board of Trustees of the Trust on behalf of the Acquired Fund has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

           WHEREAS, the Board of Directors of the Company on behalf of the Acquiring Fund has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

           NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF CERTAIN IDENTIFIED ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUN

           1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of the Acquired Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of Class A Acquiring Fund Shares, including fractional Class A Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets attributable to its Class A shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Class A Share computed in the manner and as of the time and date set forth in paragraph 2.2; (ii) to deliver to the Acquired Fund the number of Class B Acquiring Fund Shares, including fractional Class B Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets attributable to its Class B Shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Class B Share, computed in the manner and as of the time and date set forth in paragraph 2.2; (iii) to deliver to the Acquired Fund the number of Class C Acquiring Fund Shares, including fractional Class C Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets attributable to its Class C Shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Class C Share, computed in the manner and as of the time and date set forth in paragraph 2.2; (iv) to deliver to the Acquired Fund the number of Class K Acquiring Fund shares, including fractional Class K Acquiring Fund shares, determined by dividing the value of the Acquired Fund's net assets attributable to its Class K shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Class K share, computed in the manner and as of the time and date set forth in paragraph 2.2; (v) to deliver to the Acquired Fund the number of Class Y Acquiring Fund shares, including fractional Class Y Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets attributable to its Class Y Shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund class Y Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (vi) to assume certain liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

           1.2 (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all or substantially all of the property including, without limitation, such cash, securities, and dividend or interest receivables which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

               (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund's investment objectives, policies and restrictions and a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objectives, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

           1.3 The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by State Street Bank and Trust Company, as administrator of the Acquiring Fund and the Acquired Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities not reflected thereon.

           1.4 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

           1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

           1.6 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later dates on which the Acquired Fund is terminated.

2.         VALUATION

           2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

           2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

           2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's net assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per share of an Acquiring Fund share determined in accordance with paragraph 2.2.

           2.4 All computations of value shall be made by Munder Capital Management or the administrator in accordance with their regular practice as pricing agents for the Acquiring Fund.

           2.5 In carrying out the valuations and calculations required in this section, Class A shares of the Acquiring Fund shall be issued only to the extent of the value of the assets of the Acquired Fund representing the pro rata interest of Class A shares of the Acquired Fund. Class B shares of the Acquiring Fund shall be issued only to the extent of the value of the assets of the Acquired Fund representing the pro rata interest of Class B shares of the Acquired Fund. Class C shares of the Acquiring Fund shall be issued only to the extent of the value of the assets of the Acquired Fund representing the pro rata interest of Class C shares of the Acquired Fund. Class K shares of the Acquiring Fund shall be issued only to the extent of the value of the assets of the Acquired Fund representing the pro rata interest of Class K shares of the Acquired Fund. Class Y shares of the Acquiring Fund shall be issued only to the extent of the value of the assets of the Acquired Fund representing the pro rata interest of Class Y shares of the Acquired Fund.

3.         CLOSING AND CLOSING DATE

           3.1 The Closing Date shall be _____, 1998, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m., at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009, or at such other time and/or place as the parties may agree.

           3.2 State Street Bank and Trust, as sub-custodian for the Acquiring Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that the Acquired Fund's portfolio securities, cash and any other assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

           3.3 In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4 The Acquired Fund shall deliver at the Closing a list of the names and addresses of the Acquired Fund's shareholders and the number and percentage ownership of outstanding Shares owned by each such shareholder immediately prior to the Closing, certified on behalf of the Company by its President. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.         REPRESENTATIONS AND WARRANTIES

                     4.1 The Trust and the Acquired Fund represent and warrant to the Company and the Acquiring Fund as follows:

                     (a) The Trust is a Massachusetts business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

                     (b) The Trust is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940 (the "1940 Act") is in full force and effect;

                     (c) The Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquired Fund is a party or by which it is bound;

                     (d) The Trust and the Acquired Fund have no material contracts or other commitments (other than this Agreement) which will be terminated with liability prior to the Closing Date;

                     (e) Except as otherwise disclosed in writing to and accepted by the Company and the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Trust, the Acquired Fund or any of their properties or assets (other than that previously disclosed to the other party to the Agreement) which, if adversely determined, would materially and adversely affect their financial condition or the conduct of their business. The Trust and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings and are not parties to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

                     (f) The statements of assets and liabilities of the Acquired Fund for the period ended February 28, 1993, for the fiscal years ended February 28, 1994 and 1995, for the period ended June 30, 1995, and for the fiscal years ended June 30, 1996 and 1997, have been audited by Ernst & Young LLP, certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein;

                     (g) Since June 30, 1997, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund Shares shall not constitute a material adverse change;

                     (h) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return or report is currently under audit and no assessment has been asserted with respect to such returns or reports;

                     (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such;

                     (j) All issued and outstanding Shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding Shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund's Shares, nor is there outstanding any security other than Class B Shares, convertible into any of the Acquired Fund's Shares;

                     (k) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed to the Acquiring Fund;

                     (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary actions on the part of the Trust's Board of Trustees, and subject to the approval of the Acquired Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Trust and the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                     (m) The information to be furnished by the Trust and the Acquired Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

                     (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the registration statement (the "Registration Statement") referred to in paragraph 5.7 (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                     4.2 The Company and the Acquiring Fund represent and warrant to the Trust and the Acquired Fund as follows:

                     (a) The Company is a Maryland corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland;

                     (b) The Company is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                     (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                     (d) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

                     (e) The Company is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company or the Acquiring Fund is a party or by which it is bound;

                     (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Company or the Acquiring Fund or any of its properties or assets, except as previously disclosed in writing to the Acquired Fund. The Company and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

                     (g) The statement of assets and liabilities of the Acquiring Fund for the fiscal year ended December 31, 1993 and 1994 have been audited by Arthur Andersen & Co. LLP, certified public accountants. The statement of assets and liabilities of the Acquiring Fund for the period ended June 30, 1995 and for the fiscal years ended June 30, 1996 and 1997 have been audited by Ernst & Young LLP, certified public accountants. All such statements are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein;

                     (h) Since June 30, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares shall not constitute a material adverse change;

                     (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return or report is currently under audit and no assessment has been asserted with respect to such returns or reports;

                     (j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and the Acquiring Fund intends to do so in the future;

                     (k) At the date hereof, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security other than Class B shares, convertible into any Acquiring Fund Shares;

                     (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary actions, if any, on the part of the Company's Board of Directors, and this Agreement will constitute a valid and binding obligation of the Company and the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                     (m) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund's shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and nonassessable with no personal liability attaching to the ownership thereof;

                     (n) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                     (o) The Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; and

                     (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.         COVENANTS OF THE ACQUIRING FUND, THE COMPANY, THE ACQUIRED FUND
           AND THE TRUST

           5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable.

           5.2 The Trust will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

           5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

           5.4 The Trust and the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's Shares.

           5.5 Subject to the provisions of this Agreement, the Company, the Acquiring Fund, the Trust and the Acquired Fund each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.6 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust's President or Vice President and its Treasurer.

           5.7 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.l(n), all to be included in a registration statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

6.         CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE
           ACQUIRED FUND

           The obligations of the Trust and the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company and the Acquiring Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

           6.1 All representations and warranties of the Company and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

           6.2 The Company shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and

           6.3 The Trust shall have received on the Closing Date a favorable opinion from Dechert Price & Rhoads, counsel to the Company and the Acquiring Fund, dated as of the Closing Date, covering the following points:

           That (a) the Acquiring Fund is a series of the Company which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as presently conducted; (b) the Agreement has been duly authorized, executed and delivered by the Company on behalf of the Acquiring Fund and, assuming that the Prospectus, Registration Statement and Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of the Agreement by the Company on behalf of the Acquiring Fund, is a valid and binding obligation of the Company enforceable against the Company and the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles; (c) the Acquiring Fund Shares to be issued to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Company's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel) to which the Company or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquiring Fund is a party or by which it is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States, the State of Maryland or Commonwealth of Massachusetts is required for the consummation by the Company and the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities law; (f) only insofar as they relate to the Acquiring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (g) such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required; (h) the Company is registered as an investment company under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Company or the Acquiring Fund or any of their properties or assets and neither the Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement. In addition, such counsel also shall state that they have participated in conferences with officers and other representatives of the Company and the Acquiring Fund at which the contents of the Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company and the Acquiring Fund), no facts have come to their attention that lead them to believe that the Proxy Statement as of its date, as of the date of the Acquired Fund shareholders' meeting and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary to make the statements therein regarding the Acquiring Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data or as to the information relating to the Trust and the Acquired Fund, contained in the Proxy Statement or Registration Statement, and that such opinion is solely for the benefit of the Trust, the Acquired Fund, its Trustees and its officers. (Such counsel may rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel.) Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Fund may reasonably request. Finally, such opinion need not opine with respect to the applicability of Section 17(a) under the 1940 Act and Rule 17a-8 thereunder.

           In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7.         CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND THE
           ACQUIRING FUND

           The obligations of the Company and the Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Trust and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1 All representations and warranties of the Trust and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

           7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

           7.3 The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name and on behalf of the Acquired Fund by its President or Executive Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust and the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

           7.4 The Company shall have received on the Closing Date a favorable opinion of Dechert Price & Rhoads, counsel to the Acquired Fund, covering the following points:

           That (a) the Acquired Fund is a series of the Trust which is a Massachusetts business trust, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the statutory power to own all of its properties and assets and to carry on its business as presently conducted; (b) the Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquired Fund and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of the Agreement by the Trust, is a valid and binding obligation of the Trust and the Acquired Fund enforceable against the Trust and the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Trust's Declaration of Trust or Code of Regulations or any provision of any agreement (known to such counsel) to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust or the Acquired Fund is a party or by which it is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts or State of Maryland is required for the consummation by the Trust and the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) only insofar as they relate to the Trust and the Acquired Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (f) such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Trust and the Acquired Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Proxy Statement or to be filed as exhibits to the Registration Statement which are not described and filed as required; (g) the Trust is registered as an investment company under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (h) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its respective properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Proxy Statement. Such counsel also shall state that they have participated in conferences with officers and other representatives of the Trust and the Acquired Fund at which the contents of the Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in paragraph (e) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Trust and the Acquired Fund), no facts have come to their attention that lead them to believe that the Proxy Statement as of its date, as of the date of the Acquired Fund's shareholder meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Trust or the Acquired Fund or necessary in the light of the circumstances under which they were made, to make the statements therein regarding the Trust or the Acquired Fund not misleading. Such counsel may rely as to matters governed by the Commonwealth of Massachusetts, on an opinion of Massachusetts counsel. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquiring Fund, contained in the Proxy Statement or Registration Statement, and that such opinion is solely for the benefit of the Company, its Directors and its officers. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Company or the Acquiring Fund may reasonably request. Finally, the opinion need not opine upon any issues arising from the applicability of Section 17(a) under the 1940 Act and Rule 17a-8 thereunder.

           In this paragraph 7.4, references to the Proxy Statement include and relate to only the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY, THE ACQUIRING FUND, THE TRUST AND THE ACQUIRED FUND

           If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

           8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust and Code of Regulations and certified copies of the votes evidencing such approval shall have been delivered to the Company and the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

           8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

           8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

           8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

           8.5 The Acquired Fund and the Acquiring Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund and the Acquiring Fund's shareholders all of each of the fund's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryforward);

           8.6 The parties shall have received an opinion of Dechert Price & Rhoads, addressed to the Company and the Trust, substantially to the effect that the transaction contemplated by this Agreement constitutes a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the Company and the Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.6.

9.         BROKERAGE FEES AND EXPENSES

           9.1 The Acquiring Fund and the Acquired Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

           9.2 (a) Except as may be otherwise provided herein, the Acquired Fund and the Acquiring Fund shall each be liable for its expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. The expenses payable by the Acquired Fund hereunder shall include the expenses of: (i) its counsel and independent accountants associated with Reorganization; (ii) printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2 hereof; (iii) all fees and expenses related to the liquidation of the Acquired Fund; (iv) fees and expenses of the Acquired Fund's custodian and transfer agent incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquired Fund's portfolio on the Closing Date. The expenses payable by the Acquiring Fund hereunder shall include: (i) fees and expenses of its counsel and independent accountants associated with the Reorganization; (ii) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued in the Reorganization; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) any fees and expenses of the Acquiring Fund's custodian and transfer agent incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquiring Fund's portfolio on the Closing Date.

           (b) Consistent with the provisions of paragraph 1.3, the Acquired Fund, prior to the Closing, shall pay for or include in the unaudited statement of assets and liabilities prepared pursuant to paragraph 1.3 all of its known and reasonably estimated expenses associated with the transactions contemplated by this Agreement.

10.        ENTIRE AGREEMENT, SURVIVAL OF WARRANTIES

           10.1 The Company, the Acquiring Fund, the Trust and the Acquired Fund agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

           10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.         TERMINATION

           11.1 This Agreement may be terminated at any time at or prior to the Closing Date: (1) by mutual agreement of the Acquired Fund and the Acquiring Fund; (2) by the Acquired Fund in the event the Acquiring Fund or the Company shall, or by the Acquiring Fund in the event the Acquired Fund or the Trust shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) if a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

           11.2 In the event of any such termination, there shall be no liability for damages on the part of either the Trust or the Company, or their respective Trustees or Directors, or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.

12.        AMENDMENTS

           This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Company and the Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Trust pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund's shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.        NOTICES

           Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund, 480 Pierce Street, Birmingham, Michigan 48009, Attention: Lisa A. Rosen; or to the Acquired Fund, 480 Pierce Street, Birmingham, Michigan 48009, Attention: Lisa A. Rosen.

14.        HEADINGS; COUNTERPARTS; GOVERNING LAW, ASSIGNMENT, LIMITATION OF
           LIABILITY

           14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

           14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland

           14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           14.5 The name of the Munder Funds Trust and the Trustees of the Munder Funds Trust refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated August 30, 1989, as amended, which is hereby referred to and a copy of which is on file at the office of the State Secretary of The Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust Property (as defined in the Trust's Declaration of Trust), and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

           IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman of the Board, President or Vice President and its seal to be affixed hereto and attested by its Secretary.



                                              THE MUNDER FUNDS, INC.
                                              on behalf of Munder
                                              Multi-Season Growth Fund



Attest:                                       By:___________________________

                                              Name:________________
_______________________________
                                              Title:_______________



                                              MUNDER FUNDS TRUST
                                              on behalf of Munder
                                              Accelerating Growth Fund



Attest:                                       By:___________________________

                                              Name: _______________
______________________________
                                              Title:_______________

                                                                    EXHIBIT B

                        INVESTMENT ADVISORY AGREEMENT

           AGREEMENT, made this 2nd day of July, 1998, between The Munder Funds Trust (the "Trust") on behalf of each Fund (collectively, the "Funds") set forth on Schedule A attached hereto, and Munder Capital Management (the "Advisor"), a Delaware partnership.

           WHEREAS, the Trust is a Massachusetts business trust authorized to issue shares in series and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and each Fund is a series of the Trust;

           WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

           WHEREAS, the Trust wishes to retain the Advisor to render investment advisory services to the Funds, and the Advisor is willing to furnish such services to the Funds;

           NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Advisor as follows:

1.         Appointment

           (a) The Trust hereby appoints the Advisor to act as investment advisor to the Funds for the periods and on the terms set forth herein. The Advisor accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein.

           (b) In the event that the Trust establishes one or more portfolios other than the Funds listed on Schedule A attached hereto, with respect to which it desires to retain the Investment Advisor to act as investment advisor hereunder, it shall notify the Investment Advisor in writing. If the Investment Advisor is willing to render such services under this Agreement it shall notify the Trust in writing whereupon such portfolio shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as the Fund named above except to the extent that said provisions (including those relating to the compensation payable by the Fund to the Investment Advisor) are modified with respect to such Fund in writing by the Trust and the Investment Advisor at the that time.

2.         Services as Investment Advisor

           Subject to the general supervision and direction of the Board of Trustees of the Trust, the Advisor will (a) provide overall management to the Funds in accordance with each Fund's investment objective and policies as stated in the Fund's Prospectus and the Statement of Additional Information filed with the Securities and Exchange Commission, as they may be amended from time to time; (b) make investment decisions for the Funds; (c) oversee the placement of purchase and sale orders on behalf of the Funds; (d) employ professional portfolio managers and securities analysts to provide research services to the Funds; (e) maintain books and records with respect to each Fund's securities transactions; and (f) provide periodic and special reports to the Board of Trustees of the Trust, as requested. In providing those services, the Advisor will provide the Funds with ongoing research, analysis, advice and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. In addition, the Advisor will furnish the Funds with whatever statistical information the Funds may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing.

           The Advisor further agrees that, in performing its duties hereunder, it will:

           (a) comply with the 1940 Act and all rules and regulations thereunder and under the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state law and regulations, and with any applicable procedures adopted by the Trustees;

           (b) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

           (c) maintain books and records with respect to each Fund's securities transactions, render to the Board of Trustees of the Trust such periodic and special reports as the Board may reasonably request, and keep the Trustees informed of developments materially affecting each Fund's portfolio;

           (d) make available to the Funds' administrator and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Funds as may be required to assist the administrator and the Trust in their compliance with applicable laws and regulations. The Advisor will furnish the Trustees with such periodic and special reports regarding the Funds as they may reasonably request; and

           (e) immediately notify the Trust in the event that the Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Advisor from serving as investment advisor pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. The Advisor further agrees to notify the Trust immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in the Trust's Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

3.         Documents

           The Trust has delivered properly certified or authenticated copies of each of the following documents to the Advisor and will deliver to it all future amendments and supplements thereto, if any:

           (a) certified resolution of the Board of Trustees of the Trust authorizing the appointment of the Advisor and approving the form of this Agreement;

           (b) the Registration Statement describing the Fund as filed with the Securities and Exchange Commission and any amendments thereto; and

           (c) exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

4.         Brokerage

           In selecting brokers or dealers to execute transactions on behalf of the Funds, the Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Advisor will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Funds and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers-dealers who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Advisor may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. It is understood that the services provided by such brokers may be useful to the Advisor in connection with the Advisor's services to other clients. In accordance with
Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Advisor and its affiliates are authorized to effect portfolio transactions for the Funds and to retain brokerage commissions on such transactions.

5.         Records

           The Advisor agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Advisor with respect to the Funds by the 1940 Act. The Advisor further agrees that all records which it maintains for the Funds are the property of the Funds and it will promptly surrender any of such records upon request.

6.         Standard of Care

           The Advisor shall exercise its best judgment in rendering the services under this Agreement. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the Funds' shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Advisor against any liability to a Fund or to its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term "Advisor" shall include any officers, Trustees, employees, or other affiliates of the Advisor performing services with respect to a Fund.

7.         Compensation

           In consideration of the services rendered pursuant to this Agreement, each Fund will pay the Advisor a fee as set forth on Schedule B attached hereto. This fee shall be computed and accrued daily and payable monthly; however, with respect to any Fund for which the effective date of this Agreement is prior to November 30, 1998, the fee shall be maintained in an interest-bearing escrow account until such time as shareholders of the Fund approve the payment of fees pursuant to this agreement. If shareholders do not approve such payment of fees on or before November 30, 1998, the balance in the escrow account shall be paid to the Fund. For the purpose of determining fees payable to the Advisor, the value of a Fund's average daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information.

8.         Expenses

           The Advisor will bear all expenses in connection with the performance of its services under this Agreement and will bear the costs and expenses payable to Sub-Advisors under the Sub-Advisory Agreements. Each Fund will bear certain other expenses to be incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any, fees of Trustees of the Trust who are not officers, Trustees or employees of the Advisor or any Sub-Advisor; Securities and Exchange Commission fees and state blue sky fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personal expenses; charges of an independent pricing service, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers of Board of Trustees of the Trust; and any extraordinary expenses.

9.         Services to Other Companies or Accounts

           The investment advisory services of the Advisor to the Funds under this Agreement are not to be deemed exclusive, and the Advisor, or any affiliate thereof, shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar to those of a Fund) and to engage in activities so long as its services hereunder are not impaired thereby.

10.        Duration and Termination

           This Agreement shall become effective on the date of this Agreement provided that with respect to any Fund, this Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the Board of Trustees of the Trust, including a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this

Agreement cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that Fund's outstanding voting securities and shall continue in effect with respect to the Fund, unless sooner terminated as provided herein, for two years from such date and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to the Funds, or any Fund, without penalty, on sixty (60) days' written notice by the Board of Trustees of the Trust or by vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the affected Funds or upon ninety (90) days' written notice by the Advisor. Termination of this Agreement with respect to any given Fund, shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund. This Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

11.        Amendment

           No provision of this Agreement may be changed, waived or discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement with respect to any Fund shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of that Fund, and (ii) a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

12.        Use of Name

           It is understood that the name of Munder Capital Management or any derivative thereof or logo associated with that name is the valuable property of the Advisor and its affiliates, and that the Trust and each Fund have the right to use such name (or derivable or logo) only so long as this Agreement shall continue with respect to a given Fund. Upon termination of this Agreement, or upon termination of this Agreement with respect to a given Fund, the Trust and any affected Fund shall forthwith cease to use such name (or derivable or logo) and the Trust shall promptly amend its Articles of Incorporation to change the Fund name to comply herewith.

           The words "The Munder Funds Trust" and "Trustees" or "Board of Trustees" used herein refer respectively to the Trust created and the Trustees, as trustees of the Trust but not individually or personally acting from time to time under a Declaration of Trust dated August 30, 1989 which is hereby referred to and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "The Munder Framlington Funds Trust" entered into the name or on behalf thereof by any of the Trustees, officers, representatives or agents of the Trust are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

13.        Miscellaneous

           (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

           (b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

           (c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

           (d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Michigan.

           (e) If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

           (f) Notices of any kind to be given to the Advisor by the Trust shall be in writing and shall be duly given if mailed or delivered to the Advisor at 480 Pierce Street, Birmingham, Michigan 48009, or at such other address or to such individual as shall be specified by the Advisor to the Trust. Notices of any kind to be given to the Trust by the Advisor shall be in writing and shall be duly given if mailed or delivered to 480 Pierce Street, Birmingham, Michigan 48009, or at such the address to such individual as shall be specified by the Trust to the Advisor.

           IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.


                                     THE MUNDER FUNDS TRUST


                                     By: ______________________


                                     MUNDER CAPITAL MANAGEMENT

                                     By: _______________________

                                  SCHEDULE A

Munder Accelerating Growth Fund
Munder Balanced Fund Munder Bond Fund
Munder Cash Investment Fund
Munder Growth & Income Fund
Munder Index 500 Fund
Munder Intermediate Bond Fund
Munder International Equity Fund
Munder Michigan Triple Tax-Free Bond Fund
Munder Small Company Growth Fund
Munder Tax-Free Bond Fund
Munder Tax-Free Intermediate Bond Fund
Munder Tax-Free Money Market Fund
Munder U.S. Government Income Fund
Munder U.S. Treasury Money Market Fund

                                  SCHEDULE B


Fund                                        Annual Fees (as a Percentage of
                                            Average Daily Net Assets)
Munder Accelerating Growth Fund              0.75%
Munder Balanced Fund                         0.65%
Munder Bond Fund                             0.50%
Munder Cash Investment Fund                  0.35%
Munder Growth & Income Fund                  0.75%
Munder Index 500 Fund                        0.20% of the first $250 million;
                                             0.12% of the next $250 million;
                                             0.07% of net assets in excess of
                                             $500 million
Munder International Equity Fund             0.75%
Munder Intermediate Bond Fund                0.50%
Munder Michigan Triple Tax-Free Bond Fund    0.50%
Munder Small Company Growth Fund             0.75%
Munder Tax-Free Bond Fund                    0.50%
Munder Tax-Free Intermediate Bond Fund       0.50%
Munder Tax-Free Money Market Fund            0.35%
Munder U.S. Government Income Fund           0.50%
Munder U.S. Treasury Money Market Fund       0.35%

[ PROXY CARD, FRONT ]

                           THE MUNDER FUNDS TRUST
                     THE MUNDER ACCELERATING GROWTH FUND

         Please fold and detach card at perforation before mailing

MUNDER ACCELERATING GROWTH FUND               SPECIAL MEETING OF SHAREHOLDERS
                                   PROXY                    November 20, 1998

     The undersigned hereby appoints Terry H. Gardner and Lisa A. Rosen as attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Munder Accelerating Growth Fund (the "Fund") held by the undersigned, at the Special Meeting of Shareholders of the Fund at 10:00 a.m., Eastern Time, on Friday, November 20, 1998, at the offices of The Munder Funds Trust (the "Trust"), 480 Pierce Street, Birmingham, Michigan 48009, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

     Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                             PLEASE VOTE, SIGN AND DATE THIS PROXY AND
                               RETURN IT IN THE ENCLOSED POSTAGE-PAID
                                             ENVELOPE.

                         Dated: ______________ , 1998

                         _______________________________________
                                      Signature(s)

                         This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

[ PROXY CARD, BACK ]

         Please fold and detach card at perforation before mailing

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR BOTH OF THE PROPOSALS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR the following proposals:

            Please vote by filling in the appropriate boxes below.

                                                     FOR    AGAINST   ABSTAIN
I.   To approve an Agreement and Plan of             / /      / /       / /
     Reorganization.

II.  To approve a new Investment Management          / /      / /       / /
     Agreement for the Fund.